UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):  June 14, 1995

                       J.B. HUNT TRANSPORT SERVICES, INC.
             (Exact name of registrant as specified in its charter)

         ARKANSAS                     0-11757                   71-0335111
(State or other jurisdiction       (Commission File           (IRS Employer
    of incorporation)                  Number)              Identification No.)


                       J.B. HUNT TRANSPORT SERVICES, INC.
                          615 J.B. HUNT CORPORATE DRIVE
                             LOWELL, ARKANSAS 72745
          (Address, including Zip Code, of principal executive offices)

                                 (501) 820-0000
              (Registrant's telephone number, including area code)
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Item 1.  Changes in Control of Registration.

         Not Applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not Applicable.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item 5.  Other Events.

     On June 14, 1995, J.B. Hunt Transport Services, Inc. (the "Company") filed a prospectus supplement to enable the Company to sell up to $150,000,000 of its medium-term notes, due nine months or more from date of issuance as either fixed or floating rate notes. The prospectus supplement was filed pursuant to a shelf registration statement (No. 33-64950) on Form S-3, covering an aggregate of up to $250,000,000 of debt securities to be sold from time to time. The medium-term notes may be issued pursuant to the terms of a senior indenture or a subordinated indenture dated July 1, 1993, between the Company and The First National Bank of Chicago, as successor Trustee.

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements and Exhibits.

         Not Applicable.

Item 8.  Change in Fiscal Year.

         Not Applicable.
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Exhibits.

         The following documents are filed as exhibits to this report:

         (1)      Distribution Agreement

         (4c)     Form of Note (fixed and floating)

         (5)      Opinion of Wright, Lindsey & Jennings

         (12)     Computation of Fixed Charges

         (99)     Press Release dated June 19, 1995

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             J.B. HUNT TRANSPORT SERVICES, INC.

                                             JERRY W. WALTON
                                             Jerry W. Walton
                                             Executive Vice President, Finance
                                             and Chief Financial Officer


DATE: July 7, 1995

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